SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report:  April 30, 2009

(Date of earliest event reported)

First Regional Bancorp

(Exact name of registrant as specified in its charter)

California	000-10232	95-3582843
(State of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

1801 Century Park East, Suite 800

Los Angeles, California  90067

(Address of principal executive offices, including zip code)

(310) 552-1776

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                           Results of Operations and Financial Condition.

(a)                                  First Regional Bancorp issued a press release on April 30, 2009 announcing its financial results for the quarter ended March 31, 2009.  The press release is furnished as Exhibit 99 and is hereby incorporated by reference in its entirety.

Item 7.01                                           Regulation FD Disclosure.

Executive management of First Regional Bancorp has provided the following information in response to questions received from securities analysts and others.

First Regional has stated that it meets all financial ratio requirements for “Well Capitalized” status.  What are those standards, and how do First Regional’s capital ratios compare to the standards?

Under the Prompt Corrective Action program, banking regulators have established different levels of capital adequacy based on the capital ratios of financial institutions.  The highest capital level under this program is “Well Capitalized.”  As First Regional has no material intangible assets, all of First Regional’s equity capital, and its equity capital ratios, are tangible.  The computation of the March 31, 2009 capital ratios of First Regional Bancorp and its subsidiary, First Regional Bank, along with the Well Capitalized ratio standards are as follows:

		Well	First	First
		Capitalized	Regional	Regional
		Standard	Bancorp	Bank

	Equity Capital		147,380,000	239,624,000
	Less: Unrealized Gains		-628,000	-628,000
	Plus: Trust Preferred Securities Qualifying as Tier I Capital		48,917,000	0
Line 1	Tier I Capital		195,669,000	238,996,000
	Plus: Trust Preferred Securities Qualifying as Tier II Capital		48,583,000	0
	Plus: Portion of Loan Loss Reserve Qualifying as Tier II Capital		30,784,000	30,770,000
Line 2	Total Capital		275,036,000	269,766,000

Line 3	Average Total Assets		2,470,065,000	2,490,199,000
Line 4	Average Risk-weighted Assets		2,425,003,000	2,423,083,000

	Tier I Leverage Ratio (Line 1 / Line 3)	5.00%	7.92%	9.60%

	Tier I Capital Ratio (Line 1 / Line 4)	6.00%	8.07%	9.86%

	Total Capital Ratio (Line 2 / Line 4)	10.00%	11.34%	11.13%

First Regional has reported its total “non-performing assets” and loans past due 30 to 89 days.  Can you provide an update on the composition and status of these items?

Per banking industry convention, non-performing assets consist of loans past due 90 or more days and still accruing interest, loans on non-accrual status, and other real estate owned (“OREO”).  As of March 31, 2009 First Regional’s non-performing assets were as follows:

Amount	Status	Asset Type	Collateral

3,734,400		OREO	105 acres of residential land in Homeland (Riverside County), California
5,290,400		OREO	18 acres of residential land in Menifee (Riverside County), California
3,445,000	Nonaccrual	Land Loan	Residential land (for 34 units) in Glendale (Los Angeles County), California
20,744,204		OREO	Condominium project in Spring Valley (San Diego County) California
3,930,467	Nonaccrual	Construction Loan	Luxury residence in Tarzana (Los Angeles County) California
3,050,000		OREO	23 acres of residential land in Silverdale (Kitsap County), Washington
3,647,800		OREO	Apartment building in El Cajon (San Diego County), California
1,990,000	Nonaccrual	Loan to Individual	Unsecured
3,118,500	Nonaccrual	Construction Loan	Condominium project in Bakersfield (Kern County), California
832,780	Nonaccrual	CRE Loan	Retail center in Phoenix (Maricopa County), Arizona
1,006,877	Nonaccrual	CRE Loan	Retail center in Chandler (Maricopa County), Arizona
1,036,765	Nonaccrual	CRE Loan	Retail center in Chandler (Maricopa County), Arizona
1,016,190	Nonaccrual	CRE Loan	Retail center in Mesa (Maricopa County), Arizona
16,575,000	Nonaccrual	Land Loan	9 acres of residential land in Palos Verdes (Los Angeles County), California
1,500,000	Nonaccrual	Loan to Company	Unsecured
1,741,265	Nonaccrual	Land Loan	11.62 acres of residential land in San Bernardino (San Bernardino County), California
845,000	Nonaccrual	Land Loan	1.95 acres of residential land in Corona (Riverside County), California
1,100,000	Nonaccrual	CRE Loan	13.74 Acres of industrial land in Bellingham (Whatcom County), Washington
1,968,037	Nonaccrual	Loan to Individual	Unsecured
1,609,617	Nonaccrual	Loan to Company	Unsecured
1,284,636	Nonaccrual	CRE Loan	110,000 s.f. warehouse in Bellingham (Whatcom County), Washington
23,599,400	Nonaccrual	Construction Loan	Apartment building in Carpenteria (Santa Barbara County), California
2,233,572	Nonaccrual	Construction Loan	3 single family residences in Carpenteria (Santa Barbara County), California
898,363	Nonaccrual	CRE Loan	Retail center in Phoenix (Maricopa County), Arizona
9,180,000	Nonaccrual	CRE Loan	29 Acre Commercial Property in Murray (Salt Lake County), Utah

2,125,000	Nonaccrual	Land Loan	18,000 s.f. of residential land in Sherman Oaks (Los Angeles County), California
14,282,842	Nonaccrual	Construction Loan	Condominium Project in Sparks (Washoe County), Nevada
12,442,772	Nonaccrual	Construction Loan	Condominium project in Oceanside (San Diego County), California
2,377,750	Nonaccrual	Construction Loan	Luxury residence in Palm Springs (Riverside County), California
1,642,000	Nonaccrual	Land Loan	16,000 s.f. of residential land in Santa Monica (Los Angeles County), California
9,375,000	Nonaccrual	Land Loan	100,000 s.f. of residential land in Valley Village (Los Angeles County), California
7,068,259	Nonaccrual	Land Loan	62,000 s.f. of residential land in Valley Village (Los Angeles County), California
800,000	Nonaccrual	Land Loan	4.76 acres of residential land in Sunland (Los Angeles County), California
2,898,600	Nonaccrual	Land Loan	5.5 acres of residential land in Henderson (Clark County), California
3,450,000	Nonaccrual	Land Loan	29,000 s.f. of residential land in North Hollywood (Los Angeles County), California
4,852,852	Nonaccrual	Land Development	24 acres of commercial and residential land in Ontario (San Bernardino County), California
4,165,924	Nonaccrual	Construction Loan	22 unit condominium project in Los Angeles (Los Angeles County), California
735,000	Nonaccrual	Land Loan	30,000 s.f. residential land in Thousand Oaks, (Ventura County), California
8,521,286	Nonaccrual	Construction Loan	26 Unit condominium project in Sherman Oaks (Los Angeles County), California
528,124	Nonaccrual	Loan to Individual	Unsecured
9,193,419	Nonaccrual	CRE Loan	180 Unit Apartment in North Hollywood (Los Angeles County), California
33,725	Nonaccrual	CRE Loan	98 Unit Apartment in Las Vegas (Clark County), Nevada
530,225	Nonaccrual	CRE Loan	98 Unit Apartment in Las Vegas (Clark County), Nevada
1,217,250	Nonaccrual	Land Loan	6 Unit Apartment in Valley Village (Los Angeles County), California
1,217,250	Nonaccrual	Land Loan	6 Unit Apartment in Valley Village (Los Angeles County), California
1,217,250	Nonaccrual	Land Loan	6 Unit Apartment in Valley Village (Los Angeles County), California
1,565,000	Nonaccrual	Land Loan	14,000 s.f. of residential land in Los Angeles (Los Angeles County), California
1,086,950	Nonaccrual	CRE Loan	128 Unit Apartment in Daphne (Baldwin County), Alabama
3,508,093	Nonaccrual	CRE Loan	Restaurant in Summerland (Santa Barbara County), California
24,220,912	Nonaccrual	Loan to Company	Unsecured
8,512,500	Nonaccrual	Land Loan	82,000 s.f. of residential land in Valley Village (Los Angeles County), California
3,562,024	Nonaccrual	Land Loan	29,000 s.f. of residential land in Valley Village (Los Angeles County), California
14,476,201	90+ days past due	Construction Loan	29 Unit condominium project in Beverly Hills (Los Angeles County), California
199,829	90+ days past due	Loan to Individual	Unsecured
3,469,308	90+ days past due	Construction Loan	7 Unit condominium project in Los Angeles (Los Angeles County), California
264,653,618	Gross Non-performing Assets
23,790,271	Less: prior writedowns
25,000	Less: writedowns this period
240,838,347	Reported Non-performing Assets
41,946,213	Less: specific reserves
198,892,134	Net Book Value of Non-performing Assets

As indicated above, most of First Regional’s nonperforming assets at March 31, 2009 were secured by or consisted of real property.  The value of that real property serves to mitigate potential losses that may otherwise result from a nonperforming asset.  In addition, applicable accounting standards require the Company to evaluate property values periodically relative to their carrying value on the Company’s books or the loans which that property secures.  Accordingly, based on current estimates of property values discounted for anticipated costs of sale and other qualitative factors, the loss potential associated with the Company’s nonperforming assets has already been recognized and is reserved for in the Company’s financial statements.

First Regional’s loans which were 30 to 89 days past due as of March 31, 2009 were as follows:

Amount	Status	Asset Type	Collateral

6,993,646	Past Due 30-89 days	Construction Loan	Condominium project in Los Angeles County, California
8,149,789	Past Due 30-89 days	Construction Loan	22 unit condominium project in Thousand Oaks (Ventura County), California
9,708,340	Past Due 30-89 days	Construction Loan	32 unit condominium project in Santa Monica (Los Angeles County), California
3,400,000	Past Due 30-89 days	Land Loan	31,000 s.f. residential lot in Brentwood (Los Angeles County) California
6,916,391	Past Due 30-89 days	Construction Loan	43,000 office project in Thousand Oaks (Ventura County), California
5,874,483	Past Due 30-89 days	Construction Loan	18 unit condominium project in South Pasadena (Los Angeles County), California
1,396,596	Past Due 30-89 days	Land Loan	13,000 lot in Hollywood (Los Angeles County) California
5,163,400	Past Due 30-89 days	CRE Loan	Office/self storage facility in Fallbrook (San Diego County) California
1,690,000	Past Due 30-89 days	Land Loan	2.7 acres of land in Simi Valley (Ventura County), California
1,265,841	Past Due 30-89 days	Land Loan	15,000 s.f. lot in Santa Monica (Los Angeles County) California
1,257,564	Past Due 30-89 days	Land Loan	16,000 s.f. lot in Santa Monica (Los Angeles County) California
7,540,000	Past Due 30-89 days	CRE Loan	89 unit apartment in Pasadena (Los Angeles County), California

8,241,522	Past Due 30-89 days	Construction Loan	Restaurant/retail facility in Las Vegas (Clark County) Nevada
5,068,000	Past Due 30-89 days	Land Loan	5.2 acres of commercial land in Las Vegas (Clark County) Nevada
5,689,216	Past Due 30-89 days	Construction Loan	32 unit condominium project in Santa Monica (Los Angeles County), California
5,399,685	Past Due 30-89 days	Construction Loan	Luxury residence in Irvine (Orange County) California
2,204,541	Past Due 30-89 days	CRE Loan	21 unit apartment in Anaheim (Los Angeles County), California
7,280,000	Past Due 30-89 days	CRE Loan	54 unit apartment in Los Angeles (Los Angeles County), California
1,520,000	Past Due 30-89 days	CRE Loan	4 unit apartment in Los Angeles (Los Angeles County), California
2,065,148	Past Due 30-89 days	CRE Loan	385,000 s.f. industrial building in Hastings (Barry County) Michigan
2,080,000	Past Due 30-89 days	CRE Loan	62,000 s.f. industrial building in Carter Lake (Pottawattamie County), Iowa
9,000,000	Past Due 30-89 days	CRE Loan	47 room hotel in Santa Barbara (Santa Barbara County), California
4,065,000	Past Due 30-89 days	CRE Loan	Medical office building in Mission Viego (Orange County) California
2,160,000	Past Due 30-89 days	CRE Loan	Retail building in Santa Barbara (Santa Barbara County) California
4,251,115	Past Due 30-89 days	CRE Loan	Medical office building in Newport Beach (Orange County) California
3,975,000	Past Due 30-89 days	CRE Loan	56 room hotel in Santa Barbara (Santa Barbara County) California
1,889,995	Past Due 30-89 days	Loan to Company	Unsecured
435,900	Past Due 30-89 days	Loan to Individual	Unsecured
51,900	Past Due 30-89 days	Loan to Company	Unsecured
424,994	Past Due 30-89 days	Loan to Individual	Unsecured
497,000	Past Due 30-89 days	Loan to Company	Unsecured
362,933	Past Due 30-89 days	Loan to Company	Unsecured
500,000	Past Due 30-89 days	Loan to Individual	Unsecured
4,425	Past Due 30-89 days	Loan to Individual	Unsecured

126,522,423	Gross Other Delinquent Loans
0	Less: prior writedowns
126,522,423	Reported Other Delinquent Loans

What is the status of First Regional’s regulatory agreements?

First Regional’s wholly-owned subsidiary, First Regional Bank, consented to a written agreement with the FDIC and the California Department of Financial Institutions (the “CDFI”) which become effective on February 23, 2009.

The Bank is currently in full compliance with the agreement, and expects to remain so.  The principle components of the agreement, and the status of the Bank’s compliance efforts, are as follows:

•                  Retain qualified management, and continue the active involvement of the board of directors in managing the Bank’s activities.

The Bank’s existing management remains in place; no changes in management were suggested or required, and none have been made.  The board of directors is maintaining its active involvement in the management of the Bank.

•                  Increase capital by $12 million, increase capital ratios based on a pre-determined schedule, and develop a comprehensive capital plan to assure compliance with that schedule.  No dividends may be declared without prior regulatory approval.

The $12 million capital increase called for in the agreement, as well as a subsequent $5 million contribution, was made by First Regional Bancorp in the first quarter of 2009 using its existing cash reserves.  Accordingly, no additional outside capital was required to be raised in connection with these capital contributions.  The schedule referred to in the agreement calls for the Bank to increase its Tier 1 leverage ratio to 9.5% immediately, and to further increase it to 10% by September 30.  For the first quarter of 2009 the Bank’s Tier 1 leverage ratio was 9.60%, in excess of the initial goal.  A comprehensive capital plan was developed and adopted, which includes plans to meet the September 30 goal, and at this time that objective is expected to be met without the need to raise additional outside capital.  No dividends have been declared by the Bank.

•                  Eliminate from the books any assets classified loss and a portion of any assets classified doubtful that have not already been charged-off or collected, and develop a comprehensive plan to reduce classified assets based on a pre-determined schedule.

The assets classified loss and the portion of the assets classified doubtful referred to in the agreement were eliminated from the Bank’s books by the end of 2008.  The Bank developed a written plan to reduce the remaining classified assets, and has implemented it.  The schedule referred to in the agreement calls for the Bank to reduce the classified assets from their original level of $218 million to $130 million by June 30, and to $110 million by September 30.  As of March 31 the balance of the classified assets had been reduced to $129.6 million, meaning that the Bank has met the June 30 goal, and plans are in place to meet the September 30 goal.  Naturally, even after the Bank has met the goals contained in the agreement, it will continue its efforts to collect all of the classified assets.

•                  Create and implement a plan to increase the diversification of the Bank’s lending activities.

The Bank has adopted and implemented the diversification plan called for in the agreement.  Under the plan, over time the Bank will reduce the amount of real estate lending it does, and increase its other types of lending.  The Bank has also adopted revised policies reducing the permissible amount of credit that may be extended to individual borrowers and their related interests.

•                  Create and implement a comprehensive profit plan to improve the Bank’s earnings performance.

The profit plan called for in the agreement has been drafted but is not yet finalized.  The draft plan draws from a high-level strategic concept developed by the board of directors early in 2009.  While operating results are expected to remain under pressure for a time as the Bank deals with its problem assets, improvement is anticipated in the future.

•                  Update or revise the Bank’s written policies in the areas of credit administration and liquidity management.

Updated policies have been adopted by the board of directors for both of these functional areas.

As described above, the Bank has made considerable progress thus far in complying with its agreement with the FDIC and the CDFI, and expects to remain in full compliance.

In addition, First Regional Bancorp has entered into a written agreement with the Federal Reserve Bank of San Francisco (the “Federal Reserve”) which became effective on April 21, 2009.  The Company is currently in full compliance with its agreement with the Federal Reserve, and expects to remain so.  The principle components of this agreement, and the status of the Company’s compliance efforts, are as follows:

•                  The Company shall not declare or pay dividends without prior regulatory approval

The Company has never declared or paid dividends in its history, and no dividends are anticipated at this time.

•                  The Company shall not take dividends or other forms of payment from First Regional Bank without prior regulatory approval.

No such payments are being sought at this time, and dividend payments by the Bank are already restricted under the terms of the Bank’s regulatory agreement with the FDIC and the CDFI, as noted above.

•                  The Company and its non-bank subsidiaries shall not make any distributions of principal, interest, or other sums on subordinated debentures or trust preferred securities without prior regulatory approval.

As permitted and in accordance with their terms, the Company has deferred payments on its outstanding trust preferred securities and the associated subordinated debentures.  First Regional has the right to defer interest payments for up to five years under the terms of the indentures governing its various trust preferred securities.

•                  The Company and its non-bank subsidiaries shall not incur, increase, or guarantee any debt without prior regulatory approval.

No such debt transactions have occurred since the effective date of the agreement, and none are contemplated at this time.

•                  The Company shall not purchase or redeem stock without prior regulatory approval.

No shares of the Company’s common stock have been purchased or redeemed for over one year, and no further purchases or redemptions are contemplated at this time.

•                  The Company shall develop and submit a revised written capital plan to maintain sufficient capital on a consolidated and a bank-only basis.

The revised plan has not yet been finalized, but is expected to be substantially similar to the comprehensive capital plan already developed by the Bank, as described above.  First Regional does not expect that it will need to raise additional outside capital at this time.

As just described, the Company expects to achieve and maintain full compliance with its written agreement with the Federal Reserve.

Item 9.01                                          Financial Statements and Exhibits

(d)                                 Exhibits

99                                    Press Release of First Regional Bancorp, dated April 30, 2009, announcing financial results for the quarter ended March 31, 2009.

First Regional Bancorp is a bank holding company headquartered in Century City, California.  Its subsidiary, First Regional Bank, specializes in providing businesses and professionals with the management expertise of a major bank and the personalized service of an independent.

# # #

This report includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements, other than statements of historical fact, included herein may constitute forward-looking statements.  Although First Regional believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct.  Important factors that could cause actual results to differ materially from First Regional’s expectations include fluctuations in interest rates, inflation, government regulations, and economic conditions and competition in the geographic and business areas in which First Regional conducts its operations.

Statements made herein are made as of the date hereof only.  The Company shall have no obligation to update information and forward-looking statements presented herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 4, 2009

FIRST REGIONAL BANCORP

By:	/s/ Thomas E. McCullough
Thomas E. McCullough
Corporate Secretary

Exhibit Index

99            Press Release of First Regional Bancorp, dated April 30, 2009, announcing financial results for the quarter ended March 31, 2009.